JPMORGAN TRUST I

Highbridge Funds

Highbridge Dynamic Commodities Strategy Fund

J.P. Morgan Funds

JPMorgan Income Builder Fund

J.P. Morgan Specialty Funds

JPMorgan International Realty Fund

J.P. Morgan International Funds

JPMorgan International Currency Income Fund

J.P. Morgan International Equity Funds

JPMorgan Asia Equity Fund

JPMorgan China Region Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Focus Fund

JPMorgan India Fund

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Plus Fund

JPMorgan International Small Cap Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid International Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

(All Share Classes)

Supplement dated March 11, 2011

to the Summary Prospectuses dated February 28, 2011

NOTICE OF REMOVAL OF REDEMPTION FEES. Effective May 2, 2011 (“Effective Date”), the Funds will no longer charge a redemption fee of 2.00% on shares held less than 60 days (“Redemption Fees”). No trades or exchanges made on or after May 2, 2011 will be assessed Redemption Fees, regardless of how long such shares have been held. Shareholders will continue to pay any applicable contingent deferred sales charges on all trades or exchanges. Accordingly, effective on the Effective Date, all references to and disclosure concerning the Redemption Fees for the Funds are deleted from each summary prospectus. Shareholders are reminded that the Funds do not authorize market timing and the Funds will continue to use reasonable methods to identify market timers and to prevent such activity including reviewing “round trips” in and out of the Funds by investors and rejecting certain purchase and exchange orders. For additional information concerning the Funds’ market timing policies, please see “When can I buy shares?” in the “How to Do Business with the Funds” section of each Fund’s statutory prospectus.

Effective immediately, the first paragraph of each summary prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2011, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-RED-311